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                                                                    Exhibit 32.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Genesis Energy, L.P. (the "Partnership") for the period ended December 31, 2005 (the "Report") filed with the Securities and Exchange Commission on the date hereof, I, Ross A. Benavides, Chief Financial Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   the Partnership's Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

March 7, 2006                                      /s/ Ross A. Benavides
                                                   -----------------------------
                                                   Ross A. Benavides
                                                   Chief Financial Officer,
                                                   Genesis Energy, Inc.